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Exhibit 99.1

SIMON PROPERTY GROUP

Overview

The Company

        Simon Property Group, Inc. (the "Company") (NYSE:SPG) is a self-administered and self-managed real estate investment trust ("REIT"). Simon Property Group, L.P. (the "Operating Partnership") is a subsidiary partnership of the Company. The Company and the Operating Partnership (collectively the "Simon Group") are engaged primarily in the ownership, operation, management, leasing, acquisition, expansion and development of real estate properties, primarily regional malls and community shopping centers.

        At December 31, 2002, the Company, directly or through the Operating Partnership, owned or had an interest in 246 properties which consisted of regional malls, community shopping centers and office and mixed-use properties (mixed-use properties include a combination of retail, office space or hotel components) containing an aggregate of 185 million square feet of gross leasable area (GLA) in 36 states and eight assets in Europe and Canada.

        On January 13, 2002, the Company announced a joint agreement with The Rouse Company and Westfield America Trust to purchase the assets of Rodamco North America N.V. (RNA). The transaction was completed on May 3, 2002. The portfolio acquired by the Company consists primarily of interests in 13 high-quality, highly productive regional malls in the United States, as well as ownership interests in other real estate assets. The Company's share of the gross RNA consideration was approximately $1.6 billion, including the assumption of $579 million of property-level debt and preferred units.

        Effective December 31, 2002, SPG Realty Consultants, Inc. was merged into the Company, ending the "paired share" REIT structure that the Company had gained from its 1998 combination with Corporate Property Investors, Inc. Although SPG Realty Consultants was able to conduct activities which are not customary for a real estate investment trust, changes in laws since 1998 significantly reduced the need for a paired share REIT structure. Many of the activities previously conducted through SPG Realty Consultants are now conducted through various taxable REIT subsidiaries ("TRS") of the Company.

        Subsequent to year-end 2002, the Company's partnership subsidiary, Simon Property Group, L.P., acquired all of the remaining equity interests of M.S. Management Associates, Inc. ("MSM"). MSM provides management, leasing and other services for certain of the Company's properties. The interests acquired consist of 95% of the voting common stock of MSM and approximately 3% of the economic interests of MSM. MSM is now a wholly owned TRS of Simon Property Group, L.P.

        This package was prepared to provide (1) ownership information, (2) certain operational information, and (3) balance sheet information as of December 31, 2002, for the Company and the Operating Partnership.

SIMON PROPERTY GROUP

Overview

        Certain statements contained in this Supplemental Package may constitute "forward-looking statements" made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Readers are cautioned that forward-looking statements involve risks and uncertainties, which may affect the business and prospects of the Company and the Operating Partnership. We direct you to the Company's various filings with the Securities and Exchange Commission including Form 10-K and Form 10-Q for a detailed discussion of risks and uncertainties.

        We hope you find this Supplemental Package beneficial. Any questions, comments or suggestions should be directed to: Shelly J. Doran, Vice President of Investor Relations-Simon Property Group, P.O. Box 7033, Indianapolis, IN 46207. Telephone: (317) 685-7330; e-mail: sdoran@simon.com

Reporting Calendar

        Results for the next four quarters will be announced according to the following approximate schedule:

First Quarter 2003	Early May 2003
Second Quarter 2003	Late July 2003
Third Quarter 2003	Late October 2003
Fourth Quarter and Year-End 2003	Early February 2004

Stock Information

        Simon Property Group, Inc. common stock and three issues of preferred stock are traded on the New York Stock Exchange under the following symbols:

Common Stock	SPG
6.5% Series B Convertible Preferred	SPGPrB
8.75% Series F Cumulative Preferred	SPGPrF
7.89% Series G Cumulative Preferred	SPGPrG

Senior Unsecured Debt Ratings

Standard & Poor's	BBB (CreditWatch Negative)
Moody's	Baa2

Preferred Stock Ratings

Standard & Poor's	BBB- (CreditWatch Negative)
Moody's	Baa3

Simon Property Group Ownership Structure(1)
December 31, 2002

(1)
Schedule excludes preferred stock (see "Preferred Stock/Units Outstanding") and units not convertible into common stock.

(2)
The number of outstanding shares of common stock of the Company exceeds the number of Simon Property Group, L.P. units owned by the Company by 1,670,944. This is the result of the direct ownership of Ocean County Mall by the Company, partially offset by units issued to the Company in exchange for the contribution of interests in Northshore Mall.

(3)
Consists of Melvin Simon, Herbert Simon, David Simon, and/or trusts established for the benefit of members of the Simon family and Melvin Simon & Associates, Inc.

(4)
Holders of Class B common stock are entitled to elect 4 of the 13 members of the Board of Directors and also have voting rights with regular common stock.

(5)
Consists of NID Corporation, the estate of the late Edward J. DeBartolo, members of the DeBartolo family, including Edward J. DeBartolo, Jr. and M. Denise DeBartolo York, or trusts established for the benefit of members of the DeBartolo family or partnerships in which the foregoing persons hold partnership interests.

(6)
Holders of Class C common stock are entitled to elect 2 of the 13 members of the Board of Directors and also have voting rights with regular common stock.

(7)
Other executives includes directors and executive officers of the Company, other than Simon and DeBartolo family members.

(8)
Prior to January 1, 2003, Simon Property Group, L.P. owned 5% of the voting common stock and 80% of the total voting and nonvoting common stock of M.S. Management Associates, Inc. The Simon Family owned the remaining interests. In addition, Simon Property Group, L.P. owns all $100 million of the outstanding series of participating preferred stock of and also holds a note receivable from M.S. Management Associates, Inc. As a result, Simon Property Group, L.P. received substantially all of the economic benefits of M.S. Management Associates, Inc. On January 1, 2003, Simon Property Group, L.P. acquired the Simon Family's interests in M.S. Management Associates, Inc. and M.S. Management Associates, Inc. became a wholly owned subsidiary of Simon Property Group, L.P. In 2001, M.S. Management Associates, Inc. elected to be treated as a "taxable REIT subsidiary."

SIMON PROPERTY GROUP

Changes in Common Shares and Unit Ownership

For the Period from December 31, 2001 through December 31, 2002

	Operating Partnership Units(1)	Company Common Shares(2)
Number Outstanding at December 31, 2001	63,930,350	173,806,306
Common Stock Offering on July 1, 2002	—	9,000,000
Issuance of Stock for Stock Option Exercises	—	671,836
Conversion of Series A Preferred Shares into Common Stock	—	1,913,026
Conversion of Units into Common Stock	(173,442)	173,442
Conversion of Units into Cash	(10,895)	—
Restricted Stock Forfeitures	—	(21,070)
Number Outstanding at December 31, 2002	63,746,013	185,543,540

Total Common Shares and Units Outstanding at December 31, 2002:

249,289,553(2)

Details for Diluted Common Shares Outstanding:

Company Common Shares Outstanding at December 31, 2002	185,543,540
Number of Common Shares Issuable Assuming Conversion of:
Series B Preferred 6.5% Convertible(3)	12,490,773
Net Number of Common Shares Issuable Assuming Exercise of Stock Options(4)	654,375
Diluted Common Shares Outstanding at December 31, 2002	198,688,688

Fully Diluted Common Shares and Units Outstanding at December 31, 2002:

262,434,701

(1)
Excludes units owned by the Company (shown here as Company Common Shares) and units not convertible into common shares.

(2)
Excludes preferred units relating to preferred stock outstanding (see Schedule of Preferred Stock Outstanding on page 45).

(3)
Conversion terms provided in footnotes (1) and (2) on page 45 of this document.

(4)
Based upon the weighted average stock price for 2002.

SIMON PROPERTY GROUP
Selected Financial Information
As of December 31, 2002
Unaudited
(In thousands, except as noted)

	As of or for the Three Months Ended December 31,		As of or for the Nine Months Ended December 31,
	2002	2001	2002		2001
Financial Highlights of the Company
Total Revenue—Consolidated Properties	$622,629	$569,242	$2,185,802		$2,048,835
Total EBITDA of the Simon Group Portfolio(1)(2)	$650,207	$623,280	$2,298,077		$2,193,230
Simon Group's Share of EBITDA(2)	$512,068	$470,360	$1,767,212		$1,661,010
Net Income Available to Common Shareholders	$96,308	$43,853	$358,387	(3)	$147,789
Basic Net Income per Share	$0.52	$0.25	$1.99	(3)	$0.86
Diluted Net Income per Share	$0.52	$0.25	$1.99	(3)	$0.85
FFO of the Simon Portfolio(4)	$299,733	$273,112	$943,760		$850,117
Basic FFO Allocable to the Company	$222,609	$199,055	$696,457		$618,020
Diluted FFO Allocable to the Company	$232,866	$209,872	$734,731		$657,061
Basic FFO per Share	$1.20	$1.15	$3.87		$3.58
Diluted FFO per Share	$1.17	$1.12	$3.79		$3.51
Distributions per Share	$0.550	$0.525	$2.175		$2.080
Operational Statistics
Occupancy at End of Period:
Regional Malls(5)			92.7%		91.9%
Community Shopping Centers(6)			86.9%		90.0%
Average Base Rent per Square Foot:
Regional Malls(5)			$30.70		$29.28
Community Shopping Centers(6)			$10.12		$9.83
Releasing Spread, Regional Malls:
Opening Base Rent per Square Foot			$40.35		$34.88
Closing Base Rent per Square Foot			$32.58		$29.10
Releasing Spread per Square Foot			$7.77		$5.78
Percentage Increase			23.8%		19.9%
Regional Malls:
Total Tenant Sales Volume, in millions(7)(8)			$17,971		$16,941
Comparable Sales per Square Foot(8)			$391		$383
Total Sales per Square Foot(8)			$386		$378
Number of U.S. Properties Open at End of Period(9)			246		252
Total U.S. GLA at End of Period (in millions of square feet)			184.5		187.4

(1)
Management believes that EBITDA is an effective measure of shopping center operating performance because it is industry practice to evaluate real estate properties based on operating income before interest, taxes, depreciation and amortization, which is generally equivalent to EBITDA; and it is unaffected by the debt and equity structure of the property owner. However, EBITDA does not represent cash flow from operations as defined by accounting principles generally accepted in the United States; should not be considered as an alternative to net income as a measure of operating performance; is not indicative of cash flows from operating, investing and financing activities; and is not an alternative to cash flows as a measure of liquidity.

(2)
Excludes technology initiatives.

(3)
Includes net gains from the sale of real estate of $162.0 million, or approximately $0.66 per share.

(4)
Funds from Operations ("FFO") is a widely used measure of the operating performance of real estate companies and is provided here as a supplemental measure to Generally Accepted Accounting Principles (GAAP) net income and earnings per share. FFO, as defined by NAREIT, means consolidated net income without giving effect to real estate depreciation and amortization, gains or losses from extraordinary items and gains or losses on the sales of real estate, plus the allocable portion, based on economic ownership interest, of funds from operations of unconsolidated joint ventures, all determined on a consistent basis in accordance with accounting principles generally accepted in the United States. However, FFO does not represent cash flow from operations, should not be considered as an alternative to net income as a measure of operating performance, and is not an alternative to cash flow as a measure of liquidity.

(5)
Includes mall and freestanding stores.

(6)
Includes all Owned GLA.

(7)
Represents only those tenants who report sales.

(8)
Based upon the standard definition of sales for regional malls adopted by the International Council of Shopping Centers which includes only mall and freestanding stores less than 10,000 square feet.
(9)	Number of U.S. Properties at 12/31/01	252
	Plus: Properties Acquired	9
	Less: Properties Sold	-15

	Number of U.S. Properties at 12/31/02	246

SIMON PROPERTY GROUP
Selected Financial Information
As of December 31, 2002
Unaudited
(In thousands, except as noted)

	December 31, 2002	December 31, 2001
Equity Information
Limited Partner Units Outstanding at End of Period	63,746	63,930
Shares Outstanding at End of Period	185,544	173,806

Total Common Shares and Units Outstanding at End of Period	249,290	237,736

Weighted Average Shares Outstanding—Basic(1)	179,910	172,669
Weighted Average Shares Outstanding—Diluted(1)	193,992	187,430
Debt Information
Consolidated Debt	$9,546,081	$8,841,378
Simon Group's Share of Joint Venture Debt	$2,279,609	$2,392,523
Debt-to-Market Capitalization
Common Stock Price at End of Period	$34.07	$29.33
Equity Market Capitalization(2)	$9,483,358	$7,968,576
Total Consolidated Capitalization	$19,029,439	$16,809,954
Total Capitalization—Including Simon Group's Share of JV Debt	$21,309,048	$19,202,477
	As of or for the Twelve Months Ended December 31,
	2002	2001
Miscellaneous Balance Sheet Data
Interest Capitalized during the Period:
Consolidated Properties	$4,250	$9,687
Joint Venture Properties	$3,308	$1,331
Simon Group's Share of Joint Venture Properties	$1,524	$645

(1)
For purposes of computing FFO per share

(2)
Market value of Common Stock, Units and all issues of Preferred Stock of the Company.

        On this and the following two pages, we present balance sheet and income statement data intended to report the Company's economic ownership of the entire Simon Group portfolio. While these statements were not prepared in accordance with GAAP, we believe that they do reflect the Company's proportionate economic ownership of each asset in the Simon Group portfolio.

Simon Property Group, Inc.
Unaudited Pro-Rata Balance Sheet
As of December 31, 2002

	Consolidated	Minority Interest	Real Estate Joint Ventures	Total
ASSETS:
Investment properties, at cost	$14,249,615	(126,805)	$4,356,610	$18,479,420
Less—accumulated depreciation	2,222,242	(46,989)	547,680	2,722,933

	12,027,373	(79,816)	3,808,930	15,756,487
Cash and cash equivalents	397,129	(26,374)	79,917	450,672
Tenant receivables and accrued revenue, net	311,361	(32,475)	74,919	353,805
Notes and advances receivable from Management Company and affiliates	75,105	—	—	75,105
Investment in unconsolidated entities, at equity	1,665,654	—	(1,607,119)	58,535
Goodwill, net	37,212	—	—	37,212
Deferred costs, other assets, and minority interest, net	390,668	(101,123)	75,768	365,313

Total assets	$14,904,502	$(239,788)	$2,432,415	$17,097,129

LIABILITIES:
Mortgages and other indebtedness	$9,546,081	$(150,591)	$2,279,609	$11,675,099
Accounts payable and accrued expenses	624,505	(73,169)	109,466	660,802
Cash distributions and losses in partnerships and joint ventures, at equity	13,898	—	—	13,898
Other liabilities, minority interest and accrued dividends	228,508	(16,028)	43,340	255,820

Total liabilities	10,412,992	(239,788)	2,432,415	12,605,619

LIMITED PARTNERS' INTEREST IN THE OPERATING PARTNERSHIPS	872,925	—	—	872,925
LIMITED PARTNERS' PREFERRED INTEREST IN THE
SPG OPERATING PARTNERSHIP	150,852	—	—	150,852
SHAREHOLDERS' EQUITY:
CAPITAL STOCK OF SIMON PROPERTY GROUP, INC. (750,000,000 total shares authorized, $.0001 par value, 237,996,000 shares of excess common stock):
All series of preferred stock, 100,000,000 shares authorized, 16,830,057 and 16,879,896 issued and outstanding, respectively. Liquidation values $858,006 and $907,845, respectively.	814,254	—	—	814,254
Common stock, $.0001 par value, 400,000,000 shares authorized, 184,438,095 and 172,700,861 issued, respectively	18	—	—	18
Class B common stock, $.0001 par value, 12,000,000 shares authorized, 3,200,000 issued and outstanding	1	—	—	1
Class C common stock, $.0001 par value, 4,000 shares authorized, issued and outstanding	—	—	—	—
Capital in excess of par value	3,685,523	—	—	3,685,523
Accumulated deficit	(961,338)	—	—	(961,338)
Accumulated other comprehensive income	(7,471)	—	—	(7,471)
Unamortized restricted stock award	(10,736)	—	—	(10,736)
Common stock held in treasury at cost, 2,098,555 shares	(52,518)	—	—	(52,518)

Total shareholders' equity	3,467,733	—	—	3,467,733

	$14,904,502	$(239,788)	$2,432,415	$17,097,129

Simon Property Group, Inc.
Unaudited Pro-Rata Statement of Operations
For three months ended December 31, 2002

	Consolidated	Minority Interest	Real Estate Joint Ventures	Total
REVENUE:
Minimum rent	$375,577	(7,212)	103,183	$471,548
Overage rent	22,960	(860)	7,324	29,424
Tenant reimbursements	185,408	(3,927)	50,283	231,764
Other income	38,684	(610)	6,280	44,354

Total revenue	622,629	(12,609)	167,070	777,090

EXPENSES:
Property operating	92,385	(1,450)	24,283	115,218
Depreciation and amortization	127,207	(2,272)	41,675	166,610
Real estate taxes	57,733	(462)	15,091	72,362
Repairs and maintenance	23,020	(573)	8,395	30,842
Advertising and promotion	23,205	(397)	7,118	29,926
Provision for credit losses	1,993	(97)	2,071	3,967
Other	11,010	(892)	5,495	15,613

Total operating expenses	336,553	(6,143)	104,128	434,538

OPERATING INCOME	286,076	(6,466)	62,942	342,552
Interest Expense	152,258	(2,337)	37,756	187,677

Income before minority interest	133,818	(4,129)	25,186	154,875
Minority interest	(4,129)	4,129	—	—
Gain on sales of assets and partnership interests, net	(8,372)	—	—	(8,372)

Income before unconsolidated entities	121,317	—	25,186	146,503
Loss from MerchantWired, LLC	—	—	—	—
Income (Loss) from unconsolidated entities	26,628	—	(25,186)	1,442 (a)

Income before extraordinary items, and cumulative effect of accounting change	147,945	—	—	147,945
Extraordinary items	(10)	—	—	(10)
Cumulative effect of accounting change	—	—	—	—

Income before allocation to limited partners	147,935	—	—	147,935
LESS:
Limited partners' interest in the Operating Partnerships	33,109	—	—	33,109
Preferred distributions of the SPG Operating Partnership	2,835	—	—	2,835

NET INCOME	111,991	—	—	111,991
Preferred dividends	(15,683)	—	—	(15,683)

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$96,308	$—	$—	$96,308

RECONCILIATION TO FFO:
Income before extraordinary items, and cumulative effect of accounting change ("IBEC")	147,945			147,945
Less:
Joint Venture IBEC	(25,185)		25,185	—
Minority Interest IBEC	4,129	(4,129)		—

IBEC	126,889	(4,129)	25,185	147,945
Plus:
Depreciation and amortization from combined consolidated properties	126,623			126,623
Our share of depreciation and amortization from unconsolidated affiliates	1,136		41,427	42,563
Gain on sale of real estate	8,372			8,372
Our share of impairment charge and writeoff from MerchantWired LLC, net of tax benefit	—			—
Adjustment to market value for acquired in place leases				—
Less:
Our share of adjustment to market value for acquired in place leases	(2,084)		(2,900)	(4,984)
Management Company gain on sale of real estate	—			—
Minority interest portion of depreciation and amortization and extraordinary items		(2,268)		(2,268)
Preferred distributions (Including those of subdisiaries)	(18,518)			(18,518)

Our FFO	242,418	(6,397)	63,712	299,733

% of Total FFO:	80.88%	-2.13%	21.26%	100.00%

(a)
Total Income (Loss) from Unconsolidated entities relates to income(loss) from the Management Company

  Basis of Presentation: The consolidated amounts shown above are prepared on a consistent basis with the consolidated financial statements prepared by the Company and included in its periodic filings.

  The Real Estate Joint Ventures column was derived on a property by property basis by applying the same percentage interests used to arrive at our share of net income during the period and applying them to all financial statement line items of each property. A similar calculation was performed for minority interests.

Simon Property Group, Inc.
Unaudited Pro-Rata Statement of Operations
For twelve months ended December 31, 2002

	Consolidated	Minority Interest	Real Estate Joint Ventures	Total
REVENUE:
Minimum rent	$1,337,928	(27,111)	378,119	$1,688,936
Overage rent	47,977	(1,988)	13,466	59,455
Tenant reimbursements	658,894	(11,607)	185,533	832,820
Other income	141,003	(2,029)	21,443	160,417

Total revenue	2,185,802	(42,735)	598,561	2,741,628

EXPENSES:
Property operating	364,848	(6,299)	98,016	456,565
Depreciation and amortization	480,012	(7,953)	144,675	616,734
Real estate taxes	217,579	(1,889)	58,617	274,307
Repairs and maintenance	77,472	(2,077)	27,399	102,794
Advertising and promotion	61,327	(1,188)	18,316	78,455
Provision for credit losses	8,972	(104)	3,590	12,458
Other	36,854	(3,278)	17,208	50,784

Total operating expenses	1,247,064	(22,788)	367,821	1,592,097

OPERATING INCOME	938,738	(19,947)	230,740	1,149,531
Interest Expense	602,972	(9,449)	152,045	745,568

Income before minority interest	335,766	(10,498)	78,695	403,963
Minority interest	(10,498)	10,498	—	—
Gain on sales of assets and partnership interests, net	162,011	—	—	162,011

Income before unconsolidated entities	487,279	—	78,695	565,974
Loss from MerchantWired, LLC	(32,742)	—	—	(32,742)
Income (Loss) from unconsolidated entities	92,811	—	(78,695)	14,116 (a)

Income before extraordinary items, and cumulative effect of accounting change	547,348	—	—	547,348
Extraordinary items	14,307	—	—	14,307
Cumulative effect of accounting change	—	—	—	—

Income before allocation to limited partners	561,655	—	—	561,655
LESS:
Limited partners' interest in the Operating Partnerships	127,727	—	—	127,727
Preferred distributions of the SPG Operating Partnership	11,340	—	—	11,340

NET INCOME	422,588	—	—	422,588
Preferred dividends	(64,201)	—	—	(64,201)

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$358,387	$—	$—	$358,387

RECONCILIATION TO FFO:
Income before extraordinary items, and cumulative effect of accounting change ("IBEC")	547,348			547,348
Less:
Joint Venture IBEC	(78,695)		78,695	—
Minority Interest IBEC	10,498	(10,498)		—

IBEC	479,151	(10,498)	78,695	547,348
Plus:
Depreciation and amortization from combined consolidated properties	478,379			478,379
Our share of depreciation and amortization from unconsolidated affiliates	6,061		144,156	150,217
Gain on sale of real estate	(162,011)			(162,011)
Our share of impairment charge and writeoff from MerchantWired LLC, net of tax benefit	26,695			26,695
				—
Less:
Our share of adjustment to market value for acquired in place leases	(2,084)		(2,900)	(4,984)
Management Company gain on sale of real estate	(8,400)			(8,400)
Minority interest portion of depreciation and amortization and extraordinary items		(7,943)		(7,943)
Preferred distributions (Including those of subdisiaries)	(75,541)			(75,541)

Our FFO	742,250	(18,441)	219,951	943,760

% of Total FFO:	78.65%	-1.95%	23.31%	100.00%

(a)
Total Income (Loss) from Unconsolidated entities relates to income(loss) from the Management Company

  Basis of Presentation: The consolidated amounts shown above are prepared on a consistent basis with the consolidated financial statements prepared by the Company and included in its periodic filings.

  The Real Estate Joint Ventures column was derived on a property by property basis by applying the same percentage interests used to arrive at our share of net income during the period and applying them to all financial statement line items of each property. A similar calculation was performed for minority interests.

SIMON PROPERTY GROUP
Analysis of Other Income and Other Expense
As of December 31, 2002
(In thousands)

	For the Three Months Ended December 31,		For the Twelve Months Ended December 31,
	2002	2001	2002		2001
Consolidated Properties
Other Income
Interest Income	$5,365	$7,168	$23,942		$29,104
Lease Settlement Income	3,822	3,280	17,215		21,932
Gains (Losses) on Land Sales and Income from the Sale of Net Leases	11,133	9,686	37,677		16,876
SBV/SBN Revenues(1)	17,315	10,485	40,448	(2)	31,699	(2)
Income from Hedging Activity	—	—	7,840		—
Kimsward Fee	—	—	—		5,708	(3)
Other	1,049	6,128	13,881		17,324

Totals	$38,684	$36,747	$141,003		$122,643

Other Expense
Ground Rent	$3,665	$3,542	$13,984		$13,786
Professional Fees	2,403	3,752	7,243		8,788
SBN (Parking Garage Expenses)	865	515	2,275		1,596
Write-off of Technology Investments	2,730	—	2,730		2,680
Investment Write-down	—	—	—		2,970
Costs of Hedging Activity	106	—	856		—
Agostinelli Litigation Settlement Costs	—	—	3,072		—
Other	1,241	1,522	6,694		6,609

Totals	$11,010	$9,331	$36,854		$36,429

(1)
Additional SBV and SBN revenues are recorded in minimum rent and in the Management Company.
(2)
Reflects the reclassification of parking income generated during the first nine months from "other" to SBN ($2,882 in 2002 and $1,650 in 2001).
(3)
Additional income of $18 million relating to the Kimsward transaction (Montgomery Ward liquidation) was recorded in the Management Company.

SIMON PROPERTY GROUP
EBITDA Composition
For the Twelve Months Ended December 31, 2002

U.S. Geographic Diversification
of Regional Mall Portfolio(1)

Asset Mix of Portfolio

(1)
Northeast—PA, NY, VT, NH, ME, MA, NJ, CT and RI
Mideast—KY, WV, MD, DE, VA, NC and SC
Southeast—TN, MS, AL, GA and FL
Southwest—TX, OK, LA and AR
West North Central—ND, SD, NE, KS, MN, IA and MO
East North Central—WI, MI, OH, IN and IL
Mountain—NV, AZ, NM, UT, CO, ID, MT and WY
Pacific—CA, OR and WA

SIMON PROPERTY GROUP
Portfolio GLA, Occupancy & Rent Data
As of December 31, 2002

Type of Property	GLA-Sq. Ft.	Total Owned GLA	% of Owned GLA	% of Owned GLA Which is Leased	Average Base Rent Per Square Foot
Regional Malls
—Anchor	101,687,111	30,225,484	28.6%	95.6%	$4.08
—Mall Store	58,255,609	58,207,712	55.0%	92.7%	$31.39
—Freestanding	3,713,664	1,821,718	1.7%	93.4%	$10.06

Subtotal	61,969,273	60,029,430	56.7%	92.7%	$30.70
Regional Mall Total	163,656,384	90,254,914	85.3%	93.7%
Community Shopping Centers
—Anchor	12,018,887	7,384,561	7.0%	86.2%	$8.18
—Mall Store	4,324,820	4,241,993	4.0%	87.4%	$13.63
—Freestanding	823,331	376,606.3%		95.5%	$7.88

Community Ctr. Total	17,167,038	12,003,160	11.3%	86.9%	$10.12
Office Portion of Mixed-Use Properties	3,395,168	3,395,168	3.2%	85.4%	$25.05
Other	322,997	212,427	0.2%
GRAND TOTAL	184,541,587	105,865,669	100.00%
Occupancy History
As of	Regional Malls(1)	Community Shopping Centers(2)
12/31/02	92.7%	86.9%
12/31/01	91.9%	90.0%
12/31/00	91.8%	91.5%
12/31/99	90.6%	88.6%
12/31/98	90.0%	91.4%

(1)
Includes mall and freestanding stores.

(2)
Includes all Owned GLA.

SIMON PROPERTY GROUP
Rent Information
As of December 31, 2002

Average Base Rent
Per Square Foot

As of	Mall & Freestanding Stores at Regional Malls	% Change	Community Shopping Centers	% Change
12/31/02	$30.70	4.8%	$10.12	3.0%
12/31/01	29.28	3.4	9.83	5.0
12/31/00	28.31	3.6	9.36	12.0
12/31/99	27.33	6.3	8.36	8.9
12/31/98	25.70	8.7	7.68	3.2

Rental Rates

	Average Base Rent(1)		Amount of Change
Year	Store Openings During Period	Store Closings During Period	$ Change	% Change
Regional Malls:
2002	$40.35	$32.58	$7.77	23.8%
2001	34.88	29.10	5.78	19.9
2000	35.13	29.24	5.89	20.1
1999	31.25	24.55	6.70	27.3
1998	27.33	23.63	3.70	15.7
Community Shopping Centers:
2002	$10.19	$8.39	$1.80	21.5%
2001	12.79	9.30	3.49	37.5
2000	14.21	11.51	2.70	23.5
1999	10.26	7.44	2.82	37.9
1998	10.43	10.95	(0.52)	(4.7)

(1)
Represents the average base rent in effect during the period for those tenants who signed leases as compared to the average base rent in effect during the period for those tenants whose leases terminated or expired.

SIMON PROPERTY GROUP
Lease Expirations(1)
As of December 31, 2002

Year	Number of Leases Expiring	Square Feet	Avg. Base Rent per Square Foot at 12/31/02
Regional Malls—Mall Stores & Freestanding
2003	1,870	4,209,343	$31.55
2004	2,004	4,964,187	$30.96
2005	1,915	5,442,681	$30.95
2006	1,898	5,287,368	$30.95
2007	1,956	5,240,631	$32.69
2008	1,500	5,086,410	$31.64
2009	1,454	4,600,201	$30.76
2010	1,568	4,728,923	$34.29
2011	1,439	4,515,677	$32.07
2012	1,134	3,843,789	$34.36
2013	517	2,034,496	$32.84
2014 and Thereafter	148	2,459,804	$17.92
Regional Malls—Anchor Tenants
2003	11	1,351,995	$2.74
2004	25	2,479,462	$3.43
2005	24	2,958,181	$2.25
2006	22	2,592,437	$2.72
2007	19	2,058,834	$2.11
2008	24	2,860,866	$3.54
2009	16	1,986,791	$2.82
2010	15	1,445,148	$4.08
2011	13	1,372,201	$4.82
2012	16	1,905,452	$5.60
2013	9	1,412,010	$6.81
2014 and Thereafter	50	5,475,962	$6.25
Community Centers—Mall Stores & Freestanding
2003	116	389,064	$12.54
2004	174	529,021	$13.74
2005	216	673,015	$14.73
2006	150	546,391	$14.20
2007	127	574,736	$12.37
2008	45	250,411	$11.94
2009	16	108,606	$12.68
2010	27	216,726	$13.72
2011	29	189,267	$14.61
2012	20	130,212	$15.39
2013	5	106,874	$5.11
2014 and Thereafter	7	87,375	$11.15

(1)
Does not consider the impact of options to renew that may be contained in leases.

SIMON PROPERTY GROUP
Lease Expirations(1)
As of December 31, 2002

Year	Number of Leases Expiring	Square Feet	Avg. Base Rent per Square Foot at 12/31/02
Community Centers—Anchor Tenants
2003	7	149,082	$9.43
2004	8	280,709	$6.00
2005	11	343,053	$8.66
2006	17	716,221	$5.51
2007	15	528,336	$6.03
2008	12	287,247	$10.67
2009	14	555,691	$7.18
2010	16	621,671	$9.45
2011	7	162,359	$11.97
2012	10	478,851	$8.94
2013	8	194,546	$8.44
2014 and Thereafter	35	1,891,403	$8.91

(1)
Does not consider the impact of options to renew that may be contained in leases.

SIMON PROPERTY GROUP
Top Regional Mall Tenants
As of December 31, 2002
(Square Feet in 000's)

Top 15 In-Line Retail Tenants (sorted by percentage of total base minimum rent)

Tenant	Number of Stores	Square Feet	Percent of Total Sq. Ft.	Percent of Total Base Min. Rent
Limited	655	4,340	2.4%	5.3%
The Gap, Inc.	359	3,670	2.0%	3.1%
Foot Locker	394	1,594	0.9%	2.2%
Zale Corporation	438	483	0.3%	1.9%
Luxottica Group S.P.A	350	607	0.3%	1.3%
Abercrombie & Fitch	117	877	0.5%	1.2%
Sterling Jewelers	186	263	0.1%	1.0%
Best Buy Company	171	697	0.4%	1.0%
Hallmark Cards	213	700	0.4%	1.0%
Trans World Entertainment	116	687	0.4%	0.9%
The Wet Seal, Inc.	136	529	0.3%	0.8%
American Eagle Outfitters, Inc.	121	589	0.3%	0.8%
Charming Shoppes	129	785	0.4%	0.8%
Retail Brand Alliance, Inc.	99	522	0.3%	0.8%
Borders Group	119	577	0.3%	0.7%

Top 15 Anchors (sorted by percentage of total square footage)

Tenant	Number of Stores	Square Feet	Percent of Total Sq. Ft.	Percent of Total Base Min. Rent
Sears	134	20,230	11.0%	0.5%
Federated Dept. Stores	93	17,946	9.7%	0.9%
J.C. Penney Co., Inc.	115	16,486	8.9%	1.1%
The May Dept. Stores	87	12,591	6.8%	0.2%
Dillard's Dept. Stores	86	12,537	6.8%	0.2%
Saks Incorporated	41	4,758	2.6%	1.2%
Target Corporation	27	3,198	1.7%	0.0%
Nordstrom, Inc.	15	2,784	1.5%	0.1%
Belk, Inc.	15	1,680	0.9%	0.1%
Neiman Marcus Group	5	667	0.4%	0.1%
Kohl's Dept. Stores	7	648	0.4%	0.1%
Von Maur	7	601	0.3%	0.0%
Boscov's Department Stores, Inc.	3	526	0.3%	0.1%
Elder-Beerman Stores	6	504	0.3%	0.1%
Burlington Coat Factory	4	354	0.2%	0.1%

SIMON PROPERTY GROUP
2002 and 2003 Regional Mall Anchor/Big Box Openings

2002 Openings

Property Name	Location	Tenant Name
Arsenal Mall	Watertown, MA	Linens 'N Things Home Depot
Auburn Mall	Auburn (Boston), MA	Filene's Home Store
Battlefield Mall	Springfield, MO	Dillard's
Chesapeake Square	Chesapeake, VA	Target
Cielo Vista Mall	El Paso, TX	Foley's
Columbia Center	Kennewick, WA	The Bon Marche Home & Men
Cordova Mall	Pensacola, FL	Best Buy Bed Bath & Beyond
Florida Mall	Orlando, FL	Nordstrom Lord & Taylor
Lafayette Square	Indianapolis, IN	Steve & Barry's
Liberty Tree Mall	Danvers (Boston), MA	Kohl's
Memorial Mall	Sheboygan, WI	Hobby Lobby
Port Charlotte Town Center	Port Charlotte, FL	Beall's
Richardson Square Mall	Richardson, TX	Super Target
St. Charles Towne Center	Waldorf, MD	Hecht's Home Store
Towne East Square	Wichita, KS	Von Maur
West Ridge Mall	Topeka, KS	Kansas International Museum
Westminster Mall	Westminster, CA	Macy's

SIMON PROPERTY GROUP
2002 and 2003 Regional Mall Anchor/Big Box Openings

2003 Projected Openings

Property Name	Location	Tenant Name
Barton Creek Square	Austin, TX	Nordstrom
Bay Park Square	Green Bay, WI	Younkers
Century III Mall	Pittsburgh, PA	Steve & Barry's
Dadeland Mall	North Miami Beach, FL	Lord & Taylor expansion and renovation
Fashion Mall at Keystone	Indianapolis, IN	Saks Fifth Avenue
Greenwood Park Mall	Greenwood, IN	Dick's Sporting Goods
The Galleria	Houston, TX	Foley's Nordstrom
Lincolnwood Town Center	Lincolnwood, IL	Kohl's
Menlo Park Mall	Edison (NYC), NJ	Cheesecake Factory Barnes & Noble Benihana
NorthPark Mall	Davenport, IA	Dillard's
Prien Lake Mall	Lake Charles, LA	Foley's
Rolling Oaks Mall	San Antonio, TX	Tony Hawk's Skate Park
Square One	Saugus (Boston), MA	Best Buy Gold's Gym
Southern Hills Mall	Sioux City, IA	Sheel's Sporting Goods
Towne West Square	Wichita, KS	Dick's Sporting Goods
Walt Whitman Mall	Huntington Station, NY	Organized Living

SIMON PROPERTY GROUP
Property Listing (sorted by state)
As of December 31, 2002

						Gross Leasable Area
Property Name	State	City	Type	Ownership		Total	Anchor	Mall & Freestanding
Regional Malls:
McCain Mall	AR	N. Little Rock	Mall	100.0%		777,103	554,156	222,947
University Mall	AR	Little Rock	Mall	100.0%		565,494	412,761	152,733
Metrocenter	AZ	Phoenix	Mall	50.0%		1,367,281	876,027	491,254
Southgate Mall	AZ	Yuma	Mall	100.0%		321,574	252,264	69,310
Brea Mall	CA	Brea	Mall	100.0%		1,314,612	874,802	439,810
Fashion Valley Mall	CA	San Diego	Mall	50.0%		1,710,046	1,053,305	656,741
Laguna Hills Mall	CA	Laguna Hills	Mall	100.0%		867,689	536,500	331,189
Santa Rosa Plaza	CA	Santa Rosa	Mall	100.0%		695,849	428,258	267,591
Shops at Mission Viejo	CA	Mission Viejo	Mall	100.0%		1,149,864	677,215	472,649
Westminster Mall	CA	Westminster	Mall	100.0%		1,219,552	716,939	502,613
Aurora Mall	CO	Aurora	Mall	100.0%		1,014,180	566,015	448,165
Mesa Mall	CO	Grand Junction	Mall	50.0%		867,232	425,817	441,415
Crystal Mall	CT	Waterford	Mall	74.6%		793,716	442,311	351,405
Aventura Mall	FL	Miami Beach	Mall	33.3%		1,901,213	1,242,098	659,115
Avenues, The	FL	Jacksonville	Mall	25.0%		1,118,145	754,956	363,189
Boynton Beach Mall	FL	Boynton Beach	Mall	100.0%		1,183,677	883,720	299,957
Coral Square	FL	Coral Springs	Mall	97.2%		943,446	648,144	295,302
Cordova Mall	FL	Pensacola	Mall	100.0%		851,641	488,263	363,378
Crystal River Mall	FL	Crystal River	Mall	100.0%		424,157	302,495	121,662
Dadeland Mall	FL	North Miami Beach	Mall	50.0%		1,393,621	1,062,072	331,549
DeSoto Square	FL	Bradenton	Mall	100.0%		691,119	435,467	255,652
Edison Mall	FL	Fort Myers	Mall	100.0%		1,041,918	742,667	299,251
Florida Mall, The	FL	Orlando	Mall	50.0%		1,835,073	1,218,085	616,988
Gulf View Square	FL	Port Richey	Mall	100.0%		803,156	568,882	234,274
Indian River Mall	FL	Vero Beach	Mall	50.0%		747,997	445,552	302,445
Lake Square Mall	FL	Leesburg	Mall	50.0%		561,303	296,037	265,266
Melbourne Square	FL	Melbourne	Mall	100.0%		729,381	471,173	258,208
Miami International Mall	FL	South Miami	Mall	47.8%		972,971	683,308	289,663
Orange Park Mall	FL	Orange Park	Mall	100.0%		923,774	534,180	389,594
Paddock Mall	FL	Ocala	Mall	100.0%		560,231	387,378	172,853
Palm Beach Mall	FL	West Palm Beach	Mall	100.0%		1,085,273	749,288	335,985
Port Charlotte Town Center	FL	Port Charlotte	Mall	80.0	%(6)	780,856	458,554	322,302
Seminole Towne Center	FL	Sanford	Mall	45.0%		1,153,578	768,798	384,780
The Shops @ Sunset Place	FL	Miami	Mall	37.5%		499,956	—	499,956
Town Center at Boca Raton	FL	Boca Raton	Mall	100.0%		1,555,307	1,061,076	494,231
Treasure Coast Square	FL	Jensen Beach	Mall	100.0%		871,319	511,372	359,947
Tyrone Square	FL	St. Petersburg	Mall	100.0%		1,127,993	748,269	379,724
University Mall	FL	Pensacola	Mall	100.0%		707,885	478,449	229,436
Gwinnett Place	GA	Duluth (Atlanta)	Mall	50.0%		1,276,839	843,609	433,230
Lenox Square	GA	Atlanta	Mall	100.0%		1,481,514	821,356	660,158
Mall of Georgia	GA	Mill Creek (Atlanta)	Mall	50.0%		1,785,700	989,590	796,110
Northlake Mall	GA	Atlanta	Mall	100.0%		962,163	665,745	296,418
Phipps Plaza	GA	Atlanta	Mall	100.0%		821,421	472,385	349,036
Town Center at Cobb	GA	Kennesaw (Atlanta)	Mall	50.0%		1,273,108	851,346	421,762
Lindale Mall	IA	Cedar Rapids	Mall	50.0%		691,824	305,563	386,261
NorthPark Mall	IA	Davenport	Mall	50.0%		1,073,298	651,533	421,765
Southern Hills Mall	IA	Sioux City	Mall	50.0%		802,014	372,937	429,077
SouthRidge Mall	IA	Des Moines	Mall	50.0%		1,002,538	497,806	504,732

Alton Square	IL	Alton	Mall	100.0%	639,220	426,315	212,905
Lincolnwood Town Center	IL	Lincolnwood	Mall	100.0%	422,256	220,830	201,426
Northfield Square Mall	IL	Bourbonnais	Mall	31.6%	558,317	310,994	247,323
Northwoods Mall	IL	Peoria	Mall	100.0%	695,507	472,969	222,538
Orland Square	IL	Orland Park	Mall	100.0%	1,213,286	773,295	439,991
River Oaks Center	IL	Calumet City	Mall	100.0%	1,370,213	834,588	535,625	(1)
SouthPark Mall	IL	Moline	Mall	50.0%	1,026,536	578,056	448,480
White Oaks Mall	IL	Springfield	Mall	77.0%	950,116	601,708	348,408
Castleton Square	IN	Indianapolis	Mall	100.0%	1,447,966	1,082,021	365,945
Circle Centre	IN	Indianapolis	Mall	14.7%	790,970	350,000	440,970
College Mall	IN	Bloomington	Mall	100.0%	706,883	439,766	267,117
Eastland Mall	IN	Evansville	Mall	50.0%	897,871	532,955	364,916
Fashion Mall at Keystone	IN	Indianapolis	Mall	100.0%	658,370	249,721	408,649	(1)
Greenwood Park Mall	IN	Greenwood	Mall	100.0%	1,327,719	898,928	428,791
Lafayette Square	IN	Indianapolis	Mall	100.0%	1,213,025	937,223	275,802
Markland Mall	IN	Kokomo	Mall	100.0%	393,044	252,444	140,600
Mounds Mall(5)	IN	Anderson	Mall	100.0%	404,423	277,256	127,167
Muncie Mall	IN	Muncie	Mall	100.0%	654,902	435,756	219,146
Richmond Square(5)	IN	Richmond	Mall	100.0%	391,199	260,562	130,637
Tippecanoe Mall	IN	Lafayette	Mall	100.0%	859,556	568,373	291,183
University Park Mall	IN	Mishawaka (South Bend)	Mall	60.0%	940,989	622,508	318,481
Washington Square	IN	Indianapolis	Mall	100.0%	1,140,520	832,326	308,194
Hutchinson Mall	KS	Hutchinson	Mall	100.0%	525,672	277,665	248,007
Towne East Square	KS	Wichita	Mall	100.0%	1,201,781	788,281	413,500
Towne West Square	KS	Wichita	Mall	100.0%	966,017	628,971	337,046
West Ridge Mall	KS	Topeka	Mall	100.0%	1,040,309	716,811	323,498
Prien Lake Mall	LA	Lake Charles	Mall	100.0%	811,143	631,762	179,381
South Park Mall	LA	Shreveport	Mall	100.0%	857,546	618,915	238,631
Arsenal Mall	MA	Watertown	Mall	100.0%	501,890	191,395	310,495	(1)
Atrium Mall	MA	Chestnut Hill	Mall	49.1%	206,062	—	206,062
Auburn Mall	MA	Auburn (Boston)	Mall	49.1%	592,368	417,620	174,748
Burlington Mall	MA	Burlington	Mall	100.0%	1,253,162	836,236	416,926
Cape Cod Mall	MA	Hyannis	Mall	49.1%	723,838	420,199	303,639
Emerald Square	MA	North Attleboro (Boston)	Mall	49.1%	1,021,972	647,372	374,600
Greendale Mall	MA	Worcester (Boston)	Mall	49.1%	431,512	132,634	298,878	(1)
Liberty Tree Mall	MA	Danvers (Boston)	Mall	49.1%	856,879	498,000	358,879
Mall at Chestnut Hill, The	MA	Newton	Mall	47.2%	478,305	297,253	181,052
Northshore Mall	MA	Peabody (Boston)	Mall	49.1%	1,684,621	989,277	695,344
Solomon Pond Mall	MA	Marlborough	Mall	49.1%	880,924	506,591	374,333
South Shore Plaza	MA	Braintree (Boston)	Mall	100.0%	1,443,088	847,603	595,485
Square One Mall	MA	Saugus (Boston)	Mall	49.1%	865,290	540,101	325,189
Bowie Town Center	MD	Bowie	Mall	100.0%	664,215	338,567	325,648
Forest Village Park Mall	MD	Forestville	Mall	100.0%	417,207	242,567	174,640
St. Charles Towne Center	MD	Waldorf	Mall	100.0%	987,461	631,602	355,859
Mall of America	MN	Bloomington	Mall	27.5% (4)	2,778,690	1,220,305	1,558,385
Maplewood Mall	MN	Minneapolis	Mall	100.0%	909,292	578,060	331,232
Miller Hill Mall	MN	Duluth	Mall	100.0%	803,758	429,508	374,250
Battlefield Mall	MO	Springfield	Mall	100.0%	1,184,684	770,111	414,573
Independence Center	MO	Independence	Mall	100.0%	1,022,852	499,284	523,568
Biltmore Square	NC	Asheville	Mall	66.7%	494,236	242,576	251,660
SouthPark Mall	NC	Charlotte	Mall	100.0%	1,110,342	789,342	321,000
Crossroads Mall	NE	Omaha	Mall	100.0%	858,455	609,669	248,786

Mall at Rockingham Park	NH	Salem	Mall	24.6%	1,020,283	638,111	382,172
Mall of New Hampshire	NH	Manchester	Mall	49.1%	806,274	444,889	361,385
Pheasant Lane Mall	NH	Nashua	Mall	100.0%	988,750	675,759	312,991
Bergen Mall	NJ	Paramus (NYC)	Mall	100.0%	857,889	453,260	404,629
Brunswick Square	NJ	Brunswick (NYC)	Mall	100.0%	772,635	467,626	305,009
Livingston Mall	NJ	Livingston (NYC)	Mall	100.0%	985,170	616,128	369,042
Menlo Park Mall	NJ	Edison (NYC)	Mall	100.0%	1,307,233	587,591	719,642	(1)
Ocean County Mall	NJ	Toms River	Mall	100.0%	902,709	626,638	276,071
Rockaway Townsquare	NJ	Rockaway (NYC)	Mall	100.0%	1,247,470	786,626	460,844
Cottonwood Mall	NM	Albuquerque	Mall	100.0%	1,041,189	631,556	409,633
Forum Shops at Caesars	NV	Las Vegas	Mall	60.0%	483,366	—	483,366
Chautauqua Mall	NY	Lakewood	Mall	100.0%	432,186	213,320	218,866
Eastern Hills Mall	NY	Williamsville	Mall	100.0%	994,014	713,070	280,944
Jefferson Valley Mall	NY	Yorktown Heights	Mall	100.0%	586,995	310,095	276,900
Nanuet Mall	NY	Nanuet (NYC)	Mall	100.0%	916,014	583,711	332,303
Roosevelt Field	NY	Garden City (NYC)	Mall	100.0%	2,177,843	1,430,425	747,418
Smith Haven Mall	NY	Lake Grove (NYC)	Mall	25.0%	1,359,163	902,595	456,568
Source, The	NY	Westbury (NYC)	Mall	25.0%	727,698	210,798	516,900
Walt Whitman Mall	NY	Huntington Station	Mall	98.3%	1,017,903	742,214	275,689
Westchester, The	NY	White Plains (NYC)	Mall	40.0%	824,588	349,393	475,195
Great Lakes Mall	OH	Mentor (Cleveland)	Mall	100.0%	1,305,841	879,300	426,541
Lima Mall	OH	Lima	Mall	100.0%	745,903	541,861	204,042
Richmond Town Square	OH	Richmond Heights (Cleveland)	Mall	100.0%	1,016,642	685,251	331,391
Southern Park Mall	OH	Boardman	Mall	100.0%	1,197,708	811,858	385,850
Summit Mall	OH	Akron	Mall	100.0%	763,440	432,936	330,504
Upper Valley Mall	OH	Springfield	Mall	100.0%	750,598	479,418	271,180
Woodville Mall	OH	Northwood (Toledo)	Mall	100.0%	772,394	518,792	253,602
Eastland Mall	OK	Tulsa	Mall	100.0%	699,335	435,843	263,492
Heritage Park Mall	OK	Midwest City	Mall	100.0%	604,880	382,700	222,180
Penn Square Mall	OK	Oklahoma City	Mall	94.4%	1,044,576	658,453	386,123
Woodland Hills Mall	OK	Tulsa	Mall	47.2%	1,091,509	709,447	382,062
Century III Mall	PA	West Mifflin	Mall	100.0%	1,283,945	725,360	558,585
Cheltenham Square	PA	Philadelphia	Mall	100.0%	635,372	364,106	271,266
Granite Run Mall	PA	Media	Mall	50.0%	1,047,438	500,809	546,629
Ross Park Mall	PA	Pittsburgh	Mall	100.0%	1,234,101	827,015	407,086
South Hills Village	PA	Pittsburgh	Mall	100.0%	1,113,156	655,987	457,169
Anderson Mall	SC	Anderson	Mall	100.0%	622,210	404,394	217,816
Haywood Mall	SC	Greenville	Mall	100.0%	1,244,493	913,633	330,860
Empire Mall	SD	Sioux Falls	Mall	50.0%	1,047,883	497,341	550,542
Rushmore Mall	SD	Rapid City	Mall	50.0%	835,408	470,660	364,748
Knoxville Center	TN	Knoxville	Mall	100.0%	979,476	597,028	382,448
Oak Court Mall	TN	Memphis	Mall	100.0%	853,194	535,000	318,194	(1)
Raleigh Springs Mall	TN	Memphis	Mall	100.0%	918,013	691,230	226,783
West Town Mall	TN	Knoxville	Mall	50.0%	1,327,764	878,311	449,453
Wolfchase Galleria	TN	Memphis	Mall	94.4%	1,266,276	761,648	504,628

Barton Creek Square	TX	Austin	Mall	100.0%	1,244,079	777,266	466,813
Broadway Square	TX	Tyler	Mall	100.0%	618,267	427,730	190,537
Cielo Vista Mall	TX	El Paso	Mall	100.0%	1,191,682	793,716	397,966
Highland Mall	TX	Austin	Mall	50.0%	1,090,685	732,000	358,685
Houston Galleria	TX	Houston	Mall	31.5%	1,755,997	859,066	896,931
Ingram Park Mall	TX	San Antonio	Mall	100.0%	1,128,796	751,704	377,092
Irving Mall	TX	Irving	Mall	100.0%	1,124,245	726,574	397,671
La Plaza Mall	TX	McAllen	Mall	100.0%	1,215,105	788,896	426,209
Lakeline Mall	TX	Austin	Mall	100.0%	1,100,388	745,179	355,209
Longview Mall	TX	Longview	Mall	100.0%	613,849	402,843	211,006
Midland Park Mall	TX	Midland	Mall	100.0%	618,995	339,113	279,882
North East Mall	TX	Hurst	Mall	100.0%	1,705,645	1,348,279	357,366
Richardson Square Mall	TX	Richardson (Dallas)	Mall	100.0%	755,258	471,436	283,822
Rolling Oaks Mall	TX	San Antonio	Mall	100.0%	737,568	460,857	276,711
Sunland Park Mall	TX	El Paso	Mall	100.0%	917,710	575,837	341,873
Valle Vista Mall	TX	Harlingen	Mall	100.0%	657,084	389,781	267,303
Trolley Square	UT	Salt Lake City	Mall	90.0%	221,982	—	221,982
Apple Blossom Mall	VA	Winchester	Mall	49.1%	443,270	229,011	214,259
Charlottesville Fashion Sq.	VA	Charlottesville	Mall	100.0%	572,285	381,153	191,132
Chesapeake Square	VA	Chesapeake	Mall	75.0%	809,561	537,279	272,282
Valley Mall	VA	Harrisonburg	Mall	50.0%	486,850	307,798	179,052
Virginia Center Commons	VA	Glen Allen	Mall	100.0%	787,311	506,639	280,672
Columbia Center	WA	Kennewick	Mall	100.0%	741,173	408,052	333,121
Northgate Mall	WA	Seattle	Mall	100.0%	999,449	688,391	311,058
Tacoma Mall	WA	Tacoma	Mall	100.0%	1,289,633	924,045	365,588
Bay Park Square	WI	Green Bay	Mall	100.0%	652,024	447,508	204,516
Forest Mall	WI	Fond Du Lac	Mall	100.0%	501,374	327,260	174,114
Memorial Mall(5)	WI	Sheboygan	Mall	100.0%	344,114	228,888	115,226
(173 properties)
Community Centers:
Plaza at Buckland Hills	CT	Manchester	Comm Cnt	35.0%	334,487	252,179	82,308
Gaitway Plaza	FL	Ocala	Comm Cnt	23.3%	230,170	148,074	82,096
Grove @ Lakeland Square	FL	Lakeland	Comm Cnt	100.0%	215,591	142,317	73,274
Highland Lakes Center	FL	Orlando	Comm Cnt	100.0%	477,986	372,316	105,670
Indian River Commons	FL	Vero Beach	Comm Cnt	50.0%	262,881	233,358	29,523
Royal Eagle Plaza	FL	Coral Springs	Comm Cnt	35.0%	199,125	124,479	74,646
Terrace @ the Florida Mall	FL	Orlando	Comm Cnt	100.0%	329,362	281,831	47,531
Waterford Lakes Town Center	FL	Orlando	Comm Cnt	100.0%	818,071	501,244	316,827
West Town Corners	FL	Altamonte Springs	Comm Cnt	23.3%	385,037	263,782	121,255
Westland Park Plaza	FL	Jacksonville	Comm Cnt	23.3%	163,154	123,548	39,606
Mall of Georgia Crossing	GA	Mill Creek (Atlanta)	Comm Cnt	50.0%	440,612	341,503	99,109

Bloomingdale Court	IL	Bloomingdale	Comm Cnt	100.0%	604,763	425,886	178,877
Bridgeview Court	IL	Bridgeview	Comm Cnt	100.0%	273,678	216,491	57,187
Countryside Plaza	IL	Countryside	Comm Cnt	100.0%	435,608	290,216	145,392
Crystal Court	IL	Crystal Lake	Comm Cnt	35.0%	278,971	201,993	76,978
Forest Plaza	IL	Rockford	Comm Cnt	100.0%	429,250	325,170	104,080
Fox River Plaza	IL	Elgin	Comm Cnt	100.0%	322,997	276,096	46,901
Lake Plaza	IL	Waukegan	Comm Cnt	100.0%	215,462	170,789	44,673
Lake View Plaza	IL	Orland Park	Comm Cnt	100.0%	371,480	270,628	100,852
Lincoln Crossing	IL	O'Fallon	Comm Cnt	100.0%	161,337	134,935	26,402
Matteson Plaza	IL	Matteson	Comm Cnt	100.0%	275,455	230,885	44,570
North Ridge Plaza	IL	Joliet	Comm Cnt	100.0%	305,070	190,323	114,747
North Riverside Park Plaza	IL	North Riverside	Comm Cnt	100.0%	119,608	58,587	61,021
White Oaks Plaza	IL	Springfield	Comm Cnt	100.0%	391,417	275,703	115,714
Willow Knolls Court	IL	Peoria	Comm Cnt	35.0%	382,377	309,440	72,937
Yards Plaza, The	IL	Chicago	Comm Cnt	35.0%	272,452	228,813	43,639
Brightwood Plaza	IN	Indianapolis	Comm Cnt	100.0%	38,493	—	38,493
Eastland Convenience Center	IN	Evansville	Comm Cnt	50.0%	173,069	60,000	113,069
Greenwood Plus	IN	Greenwood	Comm Cnt	100.0%	159,931	134,141	25,790
Griffith Park Plaza	IN	Griffith	Comm Cnt	100.0%	274,230	175,595	98,635
Keystone Shoppes	IN	Indianapolis	Comm Cnt	100.0%	29,140	—	29,140
Markland Plaza	IN	Kokomo	Comm Cnt	100.0%	93,536	29,957	63,579
Mounds Mall Cinema(5)	IN	Anderson	Comm Cnt	100.0%	7,500	7,500	—
Muncie Plaza	IN	Muncie	Comm Cnt	100.0%	172,651	145,456	27,195
New Castle Plaza	IN	New Castle	Comm Cnt	100.0%	91,648	24,912	66,736
Northwood Plaza	IN	Fort Wayne	Comm Cnt	100.0%	173,397	99,028	74,369
Teal Plaza	IN	Lafayette	Comm Cnt	100.0%	101,087	98,337	2,750
Tippecanoe Plaza	IN	Lafayette	Comm Cnt	100.0%	94,598	85,811	8,787
University Center	IN	Mishawaka (South Bend)	Comm Cnt	60.0%	150,548	104,359	46,189
Village Park Plaza	IN	Carmel	Comm Cnt	35.0%	545,448	431,018	114,430
Wabash Village	IN	West Lafayette	Comm Cnt	100.0%	124,536	109,388	15,148
Washington Plaza	IN	Indianapolis	Comm Cnt	100.0%	50,107	21,500	28,607
West Ridge Plaza	KS	Topeka	Comm Cnt	100.0%	237,755	182,161	55,594
Park Plaza	KY	Hopkinsville	Comm Cnt	100.0%	115,024	82,398	32,626
St. Charles Towne Plaza	MD	Waldorf	Comm Cnt	100.0%	404,988	291,782	113,206
Regency Plaza	MO	St. Charles	Comm Cnt	100.0%	287,526	210,627	76,899
Ridgewood Court	MS	Jackson	Comm Cnt	35.0%	240,662	185,939	54,723
Rockaway Convenience Ctr	NJ	Rockaway (NYC)	Comm Cnt	100.0%	135,689	20,929	114,760
Cobblestone Court	NY	Victor	Comm Cnt	35.0%	265,499	206,680	58,819
Boardman Plaza	OH	Youngstown	Comm Cnt	100.0%	640,541	375,502	265,039
Great Lakes Plaza	OH	Mentor	Comm Cnt	100.0%	164,104	142,229	21,875
Lima Center	OH	Lima	Comm Cnt	100.0%	206,878	159,584	47,294
Northland Plaza	OH	Columbus	Comm Cnt	100.0%	209,534	118,304	91,230
Eastland Plaza	OK	Tulsa	Comm Cnt	100.0%	188,229	152,451	35,778
Great Northeast Plaza	PA	Philadelphia	Comm Cnt	50.0%	298,125	240,525	57,600
Charles Towne Square	SC	Charleston	Comm Cnt	100.0%	199,693	199,693	—
Empire East	SD	Sioux Falls	Comm Cnt	50.0%	250,081	192,766	57,315
Knoxville Commons	TN	Knoxville	Comm Cnt	100.0%	180,463	91,483	88,980

Arboretum, The	TX	Austin	Comm Cnt	100.0%	211,082	35,773	175,309
Celina Plaza	TX	El Paso	Comm Cnt	100.0%	32,622	23,927	8,695
Ingram Plaza	TX	San Antonio	Comm Cnt	100.0%	111,518	—	111,518
Lakeline Plaza	TX	Austin	Comm Cnt	100.0%	344,693	275,321	69,372
Mainland Crossing	TX	Texas City	Comm Cnt	80.0%	390,987	306,158	84,829
Shops at North East Mall	TX	Hurst	Comm Cnt	100.0%	364,357	265,382	98,975
Chesapeake Center	VA	Chesapeake	Comm Cnt	100.0%	299,604	219,462	80,142
Fairfax Court	VA	Fairfax	Comm Cnt	26.3%	249,297	168,683	80,614
Martinsville Plaza	VA	Martinsville	Comm Cnt	100.0%	102,105	60,000	42,105
Memorial Plaza	WI	Sheboygan	Comm Cnt	100.0%	131,499	103,974	27,525
(68 properties)
Mixed-Used:
New Orleans Centre	LA	New Orleans	Mixed	100.0%	1,031,051	331,831	699,220	(1)
Copley Place	MA	Boston	Mixed	98.2%	1,214,279	104,332	1,109,947	(1)
Fashion Centre at Pentagon	VA	Arlington	Mixed	50.0%	991,570	472,729	518,841	(1)
(3 properties)
Office:
O'Hare International Center	IL	Rosemont	Office	100.0%	495,579	—	495,579	(2)
Riverway	IL	Rosemont	Office	100.0%	818,867	—	818,867	(3)
(2 properties)
Total Portfolio					184,541,587	113,982,094	70,559,493

(1)
Office space included as follows:

  Arsenal Mall—approx. 106,000 sq. ft.

  Copley Place—approx. 847,000 sq. ft.

  Fashion Centre at Pentagon—approx. 169,000 sq. ft.

  Fashion Mall at Keystone—approx. 30,000 sq. ft.

  Greendale Mall—approx. 120,000 sq. ft.

  Menlo Park Mall—approx. 44,000 sq. ft.

  New Orleans Centre—approx. 563,000 sq. ft.

  Oak Court Mall—approx. 130,000 sq. ft.

  River Oaks Mall—approx. 109,000 sq. ft.

(2)
Includes approximately 13,000 sq. ft. of retail space.
(3)
Includes approximately 24,000 sq. ft. of retail space.
(4)
The SPG Operating Partnership is entitled to 50% of the economic benefit of this Property due to a partner preference.
(5)
Asset was sold in January, 2003.
(6)
The SPG Operating Partnership receives substantially all the economic benefit of this property due to a partner preference.

SIMON PROPERTY GROUP
Capital Expenditures
For the Twelve Months Ended December 31, 2002

(In millions)

		Unconsolidated Entities
	Consolidated Properties	Total	Simon Group's Share
New development projects	$7.2	$71.1(1)	$34.3(1)
Redevelopment projects with incremental GLA and/or Anchor Replacement	95.0	96.6	36.5
Renovations with no incremental GLA	20.8	—	—
Tenant allowances	60.9	25.7	9.7
Operational capital expenditures at properties:
CAM expenditures(2)	37.2	17.5	7.5
Non-CAM expenditures	10.5	3.5	3.1
Telecommunications cabling infrastructure	13.7	5.5	5.5

Totals	$245.3	$219.9	$96.6

Plus (Less): Conversion from accrual to cash basis	(31.3)	1.2

Capital expenditures(3)	$214.0	$221.1

(1)
Does not include the Company's European initiatives (total cost of $131.6 million; the Company's share is $42.5 million)

(2)
Expenditure included in the pool of expenses allocated to tenants as common area maintenance or CAM.

(3)
Agrees with the line item "Capital expenditures" on the Combined Statements of Cash Flows for the consolidated properties. No statement of cash flows is prepared for the joint venture properties as this is not required by the SEC or GAAP; however, the above reconciliation was completed in the same manner as the reconciliation for the consolidated properties.

SIMON PROPERTY GROUP
Development Activity*
Project Overview, Construction-in-Progress and Land Held for Development
As of December 31, 2002

							Construction-in-Progress
								Unconsolidated Entities
Mall/ Location	Project Description	The Company's Ownership Percentage	Opening	Projected Cost(1) (in millions)	The Company's Share of Project Cost	Stabilized Rate of Return	Consolidated Properties	Total	The Company's Share
New Development Projects:
Chicago Premium Outlets Aurora, IL (Chicago)	438,000 sf premium outlet center	50%	2nd Quarter 2004	$79	$40	13%	—	$16.2	$8.1
Las Vegas Premium Outlets Las Vegas, NV	435,000 sf premium outlet center	50%	8/03	$88	$44	12%	—	$43.8	$21.9
Rockaway Town Court Rockaway, NJ (New York)	89,000 sf community center featuring Linens "N Things, Borders Books and Michael's Arts & Crafts	100%	9/03	$17	$17	11%	$3.8	—	—
Lakeline Village Austin, TX	42,000 sf community center featuring Ultimate Electronics	100%	10/03	$5	$5	11%	$2.0	—	—
Redevelopment Projects with Incremental GLA
Barton Creek Square Austin, TX	Nordstrom replacing Montgomery Ward plus 40,000 sf of small shop GLA; mall renovation	100%	8/03	$28	$28	10%	$13.9	—	—
Bay Park Square Green Bay, WI	Younkers replacing Montgomery Ward plus 67,000 sf of small shop GLA	100%	10/03	$19	$19	11%	$11.9	—	—
Dadeland Mall Miami, FL	Expansion of Lord & Taylor (71,000 sf); remodel of Lord & Taylor, Saks Fifth Avenue and Burdines; mall renovation	50%	11/02 (renov) 10/03 (expan)	$30	$15	8%	—	$27.5	$13.8
The Galleria Houston, TX	Mall renovation; addition of Nordstrom (218,000 sf), Foley's (250,000 sf), small shops (228,000 sf) and two parking decks	31.5%	12/02 (renov) 3/03 (expan)	$144	$45	10%	—	$93.3	$28.9
Menlo Park Mall Edison, NJ (New York)	Addition of Barnes & Noble (32,000 sf), Benihana (outlot), and Cheesecake Factory (12,000 sf—opened 1/03)	100%	6/03	$10	$10	13%	$9.1	—	—
SouthPark Charlotte, NC	Addition of Nordstrom (153,000 sf) and an additional anchor pad, Hecht's expansion (60,000 sf) and renovation, Belk's expansion (46,000 sf) and renovation, addition of small shops (50,000 sf), three new parking decks and Cheesecake Factory and Maggiano's	100%	Spring 2004	$90	$90	10%	$47.2	—	—

SIMON PROPERTY GROUP
Development Activity*
Project Overview, Construction-in-Progress and Land Held for Development
As of December 31, 2002

							Construction-in-Progress
								Unconsolidated Entities
Mall/ Location	Project Description	The Company's Ownership Percentage	Opening	Projected Cost(1) (in millions)	The Company's Share of Project Cost	Stabilized Rate of Return	Consolidated Properties	Total	The Company's Share
Other
Lincolnwood Town Center Lincolnwood, IL (Chicago)	Kohl's replacing JCPenney	100%	8/03
Penn Square Mall Oklahoma City, OK	Small shops in former Dillard's building	100%	4/03
Rockaway Convenience Center Rockaway, NJ (New York)	Demolition of AMC Theater and creation of a new pad for Best Buy (1/03); renovation	100%	12/03
Southern Hills Mall Sioux City, IA	Addition of Scheel's Sporting Goods	50%	4/03
Village Park Plaza Carmel, IN (Indianapolis)	Demolition of existing shops and addition of Bed Bath & Beyond (25,000 sf)	35%	6/03
Walt Whitman Mall Huntington Station, NY (New York)	Addition of Organized Living and Bennigan's in former theater space	98%	10/03
	Subtotal Other			$26	$23	11%	$11.9	$6.1	$2.5
Total Construction in Progress(2)							$99.8	$186.9	$75.2
Land Held for Development							$28.5	$25.1	$12.6

*
Cost and return are based upon current budget assumptions. Actual results may vary.

(1)
Total Projected Cost reflects net development costs. Total Projected Cost includes soft costs such as architecture and engineering fees, tenant costs (allowances/leasing commissions), development, legal and other fees, marketing costs, cost of capital, and other related costs.

(2)
Does not include the Company's European initiatives (unconsolidated total of $93.3 million; the Company's share of $28.9 million)

(4)
1998 and 1999 redevelopment costs were transferred from Construction-in-Progress to the fixed asset accounts in prior periods (Total = $83 million; SPG's Share = $41.5 million)

SIMON PROPERTY GROUP
The Company's Share of Total Debt Amortization and Maturities by Year
As of December 31, 2002
(In thousands)

Year	The Company's Share of Secured Consolidated Debt	The Company's Share of Unsecured Consolidated Debt	The Company's Share of Unconsolidated Joint Venture Debt	The Company's Share of Total Debt
2003	305,374	634,078	162,401	1,101,853
2004	625,890	915,000	224,631	1,765,521
2005	236,206	660,000	358,054	1,254,260
2006	296,952	858,000	348,899	1,503,851
2007	517,937	930,000	164,687	1,612,624
2008	103,786	350,000	300,871	754,657
2009	408,063	450,000	85,437	943,500
2010	192,037	0	255,861	447,898
2011	372,728	200,000	180,194	752,922
2012	345,466	350,000	194,353	889,819
Thereafter	94,126	525,000	0	619,126

Subtotal Face Amounts	$3,498,565	$5,872,078	$2,275,388	$11,646,031

Premiums and Discounts on Indebtedness, Net	28,758	(3,910)	4,221	29,069

The Company's Share of Total Indebtedness	$3,527,323	$5,868,168	$2,279,609	$11,675,100

SIMON PROPERTY GROUP
Summary of Indebtedness
As of December 31, 2002
(In thousands)

	Total Indebtedness	The Company's Share of Indebtedness	Weighted Avg. Interest Rate	Weighted Average Years to Maturity
Consolidated Indebtedness
Mortgage Debt
Fixed Rate(1)	2,880,763	2,746,567	7.27%	6.6
Other Hedged Debt(2)	157,000	145,250	2.92%	3.7
Floating Rate Debt	610,467	606,748	2.69%	1.7

Total Mortgage Debt	3,648,230	3,498,565	6.30%	5.6
Unsecured Debt
Fixed Rate	5,318,200	5,318,200	6.90%	4.9
Floating Rate Debt	245,878	245,878	2.25%	1.1

Subtotal	5,564,078	5,564,078	6.70%	4.7
Revolving Corporate Credit Facility	168,073	168,073	2.03%	3.3
Revolving Corporate Credit Facility (Hedged)(2)	139,927	139,927	2.03%	3.3

Subtotal	308,000	308,000	2.03%	3.3
Total Unsecured Debt	5,872,078	5,872,078	6.45%	4.7
Net Discount—Fixed Rate	17,159	16,234	N/A	N/A
Fair Value Interest Rate Swaps	8,614	8,614	N/A	N/A

Consolidated Mortgages and Other Indebtedness(3)	9,546,081	9,395,491	6.39%	5.0

Joint Venture Indebtedness
Mortgage Debt
Fixed Rate	4,075,329	1,810,442	7.29%	5.6
Other Hedged Debt(2)	897,531	343,152	2.33%	1.9
Floating Rate Debt	325,202	121,794	3.89%	3.0

Total Mortgage Debt	5,298,062	2,275,388	6.36%	4.9
Net Premium—Fixed Rate	8,403	4,221	N/A	N/A

Joint Venture Mortgages and Other Indebtedness	5,306,465	2,279,609	6.36%	4.9

The Company's Share of Total Indebtedness		11,675,100	6.38%	5.0

(1)
Includes $162,312 of variable rate debt, of which $126,282 is SPG's share, that is effectively fixed to maturity through the use of interest rate hedges.

(2)
These debt obligations are hedged by interest rate cap agreements.

(3)
The Company holds $400.0 million of notional amount fixed rate swap agreements that have a weighted average pay rate of 1.55% and a weighted average receive rate of 1.43% at December 31, 2002 which mature in June and December 2003. The Company also holds $675.0 million of notional amount variable rate swap agreements that have a weighted average pay rate of 1.43% and a weighted average receive rate of 3.33% at December 31, 2002 which mature in June 2003 and February of 2004.

SIMON PROPERTY GROUP

Summary of Indebtedness By Maturity

As of December 31, 2002

(In thousands)

Property Name		Maturity Date	Interest Rate	Total Indebtedness	The Company's Share of Indebtedness	Weighted Avg Interest Rate by Year
Consolidated Indebtedness
Fixed Rate Mortgage Debt:
Battlefield Mall—1		12/31/03	7.50%	43,597	43,597
Battlefield Mall—2		12/31/03	6.81%	42,944	42,944

Subtotal 2003				86,541	86,541	7.16%
Forum Phase I—Class A-2		05/15/04	6.19%	44,386	26,632
Forum Phase II—Class A-2		05/15/04	6.19%	40,614	22,338
Forum Phase I—Class A-1		05/15/04	7.13%	46,996	28,198
Forum Phase II—Class A-1		05/15/04	7.13%	43,004	23,652
CMBS Loan—Fixed (encumbers 7 Properties)	(5)	12/15/04	7.31%	173,693	173,693
CMBS Loan—Variable (encumbers 7 Properties)	(4),(5)	12/15/04	6.20%	49,112	49,112

Subtotal 2004				397,805	323,625	6.94%
Tippecanoe Mall—1		01/01/05	8.45%	42,752	42,752
Tippecanoe Mall—2		01/01/05	6.81%	15,269	15,269
Melbourne Square		02/01/05	7.42%	37,228	37,228
Cielo Vista Mall—2		11/01/05	8.13%	975	975

Subtotal 2005				96,224	96,224	7.79%
Treasure Coast Square—1		01/01/06	7.42%	50,254	50,254
Treasure Coast Square—2		01/01/06	8.06%	11,736	11,736
Gulf View Square		10/01/06	8.25%	35,050	35,050
Paddock Mall		10/01/06	8.25%	27,876	27,876

Subtotal 2006				124,916	124,916	7.90%
Cielo Vista Mall—1	(3)	05/01/07	9.38%	52,026	52,026
Cielo Vista Mall—3	(3)	05/01/07	6.76%	37,157	37,157
Lakeline Mall		05/01/07	7.65%	69,563	69,563
McCain Mall—1	(3)	05/01/07	9.38%	24,293	24,293
McCain Mall—2	(3)	05/01/07	6.76%	17,151	17,151
Valle Vista Mall—1	(3)	05/01/07	9.38%	32,175	32,175
Valle Vista Mall—2	(3)	05/01/07	6.81%	7,626	7,626
Wolfchase Galleria		06/30/07	7.80%	75,496	71,341
Copley Place		08/01/07	7.44%	183,537	180,136
University Park Mall		10/01/07	7.43%	59,365	35,619

Subtotal 2007				558,389	527,087	7.83%

Arsenal Mall—1		09/28/08	6.75%	33,428	33,428

Subtotal 2008				33,428	33,428	6.75%
College Mall—1	(2)	01/01/09	7.00%	38,282	38,282
College Mall—2	(2)	01/01/09	6.76%	11,447	11,447
Greenwood Park Mall—1	(2)	01/01/09	7.00%	32,063	32,063
Greenwood Park Mall—2	(2)	01/01/09	6.76%	59,143	59,143
Towne East Square—1	(2)	01/01/09	7.00%	50,612	50,612
Towne East Square—2	(2)	01/01/09	6.81%	23,857	23,857
Penn Square Mall		03/01/09	7.03%	72,208	68,234

Bloomingdale Court	(10)	10/01/09	7.78%	29,026	29,026
Forest Plaza	(10)	10/01/09	7.78%	15,920	15,920
Lake View Plaza	(10)	10/01/09	7.78%	21,163	21,163
Lakeline Plaza	(10)	10/01/09	7.78%	23,202	23,202
Lincoln Crossing	(10)	10/01/09	7.78%	3,204	3,204
Matteson Plaza	(10)	10/01/09	7.78%	9,319	9,319
Muncie Plaza	(10)	10/01/09	7.78%	8,057	8,057
Regency Plaza	(10)	10/01/09	7.78%	4,368	4,368
St. Charles Towne Plaza	(10)	10/01/09	7.78%	27,958	27,958
West Ridge Plaza	(10)	10/01/09	7.78%	5,631	5,631
White Oaks Plaza	(10)	10/01/09	7.78%	17,183	17,183

Subtotal 2009				452,643	448,669	7.24%
Trolley Square		08/01/10	9.03%	29,336	26,402
Coral Square		10/01/10	8.00%	89,855	87,357
Crystal River		11/11/10	7.63%	16,018	16,018
Biltmore Square		12/11/10	7.95%	26,000	17,342
Port Charlotte Town Center		12/11/10	7.98%	53,250	42,600

Subtotal 2010				214,459	189,719	8.10%
Ingram Park Mall	(9)	08/11/11	6.99%	83,273	83,273
Knoxville Center	(9)	08/11/11	6.99%	63,059	63,059
Northlake Mall	(9)	08/11/11	6.99%	72,746	72,746
Towne West Square	(9)	08/11/11	6.99%	54,509	54,509
Tacoma Mall		09/28/11	7.00%	133,391	133,391

Subtotal 2011				406,978	406,978	6.99%
Longview Mall	(7)	10/10/12	6.20%	33,441	33,441
Century III Mall	(7)	10/10/12	6.20%	88,844	88,844
Highland Lakes Center	(7)	10/10/12	6.20%	16,471	16,471
Forest Mall	(8)	10/10/12	6.20%	17,869	17,869
Markland Mall	(8)	10/10/12	6.20%	23,659	23,659
Midland Park Mall	(8)	10/10/12	6.20%	34,540	34,540
Richmond Towne Square	(8)	10/10/12	6.20%	48,515	48,515
Anderson Mall		10/10/12	6.20%	30,097	30,097
Crossroads Mall		10/10/12	6.20%	44,622	44,622
Palm Beach Mall		10/10/12	6.20%	55,253	55,253

Subtotal 2012				393,311	393,311	6.20%
Chesapeake Center	(11)	05/15/15	8.44%	6,563	6,563
Grove at Lakeland Square, The	(11)	05/15/15	8.44%	3,750	3,750
Terrace at Florida Mall, The	(11)	05/15/15	8.44%	4,688	4,688

Subtotal 2015				15,001	15,001	8.44%
Arsenal Mall—2		05/05/16	8.20%	1,929	1,929

Subtotal 2016				1,929	1,929	8.20%
Sunland Park Mall		01/01/26	8.63%	37,766	37,766

Subtotal 2026				37,766	37,766	8.63%

Keystone at the Crossing		07/01/27	7.85%	61,373	61,373

Subtotal 2027				61,373	61,373	7.85%

Total Consolidated Fixed Rate Mortgage Debt				2,880,763	2,746,567	7.27%

Variable Rate Mortgage Debt:
Shops @ Mission Viejo		09/14/03	2.43%	151,299	151,299
Arboretum		12/01/03	2.88%	34,000	34,000

Subtotal 2003				185,299	185,299	2.51%
Jefferson Valley Mall		01/11/04	2.63%	60,000	60,000
North East Mall	(1)	05/21/04	2.76%	140,000	140,000
Waterford Lakes	(1)	08/16/04	2.78%	68,000	68,000

Subtotal 2004				268,000	268,000	2.73%
Brunswick Square	(1)	06/12/05	2.88%	45,000	45,000
Raleigh Springs Mall		12/09/05	3.80%	11,000	11,000
Bowie Mall	(1)	12/14/05	2.88%	52,605	52,605

Subtotal 2005				108,605	108,605	2.97%
Chesapeake Square	(1)	07/01/06	4.13%	47,000	35,250
Riverway	(1)	10/01/06	2.53%	110,000	110,000

Subtotal 2006				157,000	145,250	2.92%
White Oaks Mall	(1)	02/25/08	2.48%	48,563	44,844

Subtotal 2008				48,563	44,844	2.48%
Total Variable Rate Mortgage Debt				767,467	751,998	2.73%

Total Consolidated Mortgage Debt				3,648,230	3,498,565	6.30%

Fixed Rate Unsecured Debt:
Retail Property Trust (Bonds)		04/01/03	7.05%	100,000	100,000
Simon Property Group, LP (Bonds)		06/15/03	6.63%	375,000	375,000
Simon ERE Facility		07/31/03	7.75%	28,200	28,200
Simon Property Group, LP (PATS)		11/15/03	6.75%	100,000	100,000

Subtotal 2003				603,200	603,200	6.77%
Shopping Center Associates (Bonds)		01/15/04	6.75%	150,000	150,000
Simon Property Group, LP (Bonds)		02/09/04	6.75%	300,000	300,000
Simon Property Group, LP (Bonds)		07/15/04	6.75%	100,000	100,000
Retail Property Trust (Bonds)		08/15/04	7.75%	150,000	150,000

Subtotal 2004				700,000	700,000	6.96%
Shopping Center Associates (Bonds)		05/15/05	7.63%	110,000	110,000
Simon Property Group, LP (Bonds)		06/15/05	6.75%	300,000	300,000
Simon Property Group, LP (Medium Term Notes)		06/24/05	7.13%	100,000	100,000
Simon Property Group, LP (Bonds)		10/27/05	6.88%	150,000	150,000

Subtotal 2005				660,000	660,000	6.98%

Simon Property Group, LP (Bonds)		01/20/06	7.38%	300,000	300,000
Simon Property Group, LP (Bonds)		11/15/06	6.88%	250,000	250,000

Subtotal 2006				550,000	550,000	7.15%
Simon Property Group, LP (Medium Term Notes)		09/20/07	7.13%	180,000	180,000
Simon Property Group, LP (Bonds)		11/15/07	6.38%	750,000	750,000

Subtotal 2007				930,000	930,000	6.52%
Simon Property Group, LP (MOPPRS)		06/15/08	7.00%	200,000	200,000
Simon Property Group, LP (Bonds)		08/28/08	5.38%	150,000	150,000

Subtotal 2008				350,000	350,000	6.30%
Simon Property Group, LP (Bonds)		02/09/09	7.13%	300,000	300,000
Simon Property Group, LP (Bonds)		07/15/09	7.00%	150,000	150,000

Subtotal 2009				450,000	450,000	7.08%
Simon Property Group, LP (Bonds)		01/20/11	7.75%	200,000	200,000

Subtotal 2011				200,000	200,000	7.75%
Simon Property Group, LP (Bonds)		08/28/12	6.35%	350,000	350,000

Subtotal 2012				350,000	350,000	6.35%
Retail Property Trust (Bonds)		09/01/13	7.18%	75,000	75,000

Subtotal 2013				75,000	75,000	7.18%
Retail Property Trust (Bonds)		03/15/16	7.88%	250,000	250,000

Subtotal 2016				250,000	250,000	7.88%
Simon Property Group, LP (Bonds)		06/15/18	7.38%	200,000	200,000

Subtotal 2018				200,000	200,000	7.38%

Total Unsecured Fixed Rate Debt				5,318,200	5,318,200	6.90%

Variable Rate Unsecured Debt:
Simon ERE Facility		07/31/03	3.50%	30,878	30,878

Subtotal 2003				30,878	30,878	3.50%
Simon Property Group, LP (Term Loan)	(1)	02/28/04	2.03%	150,000	150,000
Simon Property Group, LP (Term Loan)	(1)	03/15/04	2.18%	65,000	65,000

Subtotal 2004				215,000	215,000	2.08%
Corporate Revolving Credit Facility	(1)	04/16/06	2.03%	308,000	308,000

Subtotal 2006				308,000	308,000	2.03%

Total Unsecured Variable Rate Debt				553,878	553,878	2.13%

Total Unsecured Debt				5,872,078	5,872,078	6.45%

Net Discount on Fixed-Rate Indebtedness				17,159	16,234	N/A
Fair Value Interest Rate Swaps				8,614	8,614	N/A

Total Consolidated Debt				9,546,081	9,395,491	6.39%

Joint Venture Indebtedness
Fixed Rate Mortgage Debt:
Avenues, The		05/15/03	8.36%	54,254	13,564
Miami International Mall		12/21/03	6.91%	43,976	21,010

Subtotal 2003				98,230	34,574	7.48%
Solomon Pond		02/01/04	7.83%	92,788	45,594
Northshore Mall		05/14/04	9.05%	161,000	79,111
Indian River Commons		11/01/04	7.58%	8,226	4,113
Indian River Mall		11/01/04	7.58%	45,643	22,822

Subtotal 2004				307,657	151,640	8.42%
Westchester, The—1		09/01/05	8.74%	146,458	58,583
Westchester, The—2		09/01/05	7.20%	51,865	20,746
Houston Galleria—1		12/01/05	7.93%	219,688	69,169

Subtotal 2005				418,011	148,498	8.15%
Cobblestone Court		01/01/06	7.64%	6,179	2,163
Crystal Court		01/01/06	7.64%	4,045	1,416
Fairfax Court		01/01/06	7.64%	10,319	2,709
Gaitway Plaza		01/01/06	7.64%	7,349	1,715
Plaza at Buckland Hills, The		01/01/06	7.64%	17,679	6,055
Ridgewood Court		01/01/06	7.64%	7,979	2,793
Royal Eagle Plaza		01/01/06	7.64%	7,920	2,772
Village Park Plaza		01/01/06	7.64%	8,483	2,969
West Town Corners		01/01/06	7.64%	10,329	2,411
Westland Park Plaza		01/01/06	7.64%	4,950	1,155
Willow Knolls Court		01/01/06	7.64%	6,489	2,271
Yards Plaza, The		01/01/06	7.64%	8,270	2,895
CMBS Loan—1 Fixed (encumbers 13 Properties)	(6)	05/15/06	7.41%	300,000	150,000
CMBS Loan—2 Fixed (encumbers 13 Properties)	(6)	05/15/06	8.13%	57,100	28,550
Great Northeast Plaza		06/01/06	9.04%	16,970	8,485
Smith Haven Mall		06/01/06	7.86%	115,000	28,750
Mall of Georgia Crossing		06/09/06	7.25%	33,771	16,886
Greendale Mall		12/10/06	8.23%	41,079	20,185

Subtotal 2006				663,911	284,180	7.65%
River Ridge Mall		01/01/07	8.05%	22,952	2,632
Town Center at Cobb—1		04/01/07	7.54%	48,389	24,195
Town Center at Cobb—2		04/01/07	7.25%	63,570	31,785

Gwinnett Place—1		04/01/07	7.54%	37,980	18,990
Gwinnett Place—2		04/01/07	7.25%	83,531	41,766
Mall at Rockingham		09/01/07	7.88%	97,960	24,068

Subtotal 2007				354,382	143,436	7.46%
Metrocenter		02/28/08	8.45%	29,350	14,675
Aventura Mall—A		04/06/08	6.55%	141,000	47,000
Aventura Mall—B		04/06/08	6.60%	25,400	8,467
Aventura Mall—C		04/06/08	6.89%	33,600	11,200
West Town Mall		05/01/08	6.90%	76,000	38,000
Mall of New Hampshire—1		10/01/08	6.96%	101,614	49,931
Mall of New Hampshire—2		10/01/08	8.53%	8,305	4,081
Fashion Valley Mall—1		10/11/08	6.49%	168,477	84,239
Fashion Valley Mall—2		10/11/08	6.58%	29,124	14,562
Source, The		03/11/09	6.65%	124,000	31,000

Subtotal 2008				736,870	303,155	6.79%
Woodland Hills Mall		01/01/09	7.00%	86,338	40,793
Apple Blossom Mall		09/10/09	7.99%	39,952	19,631
Auburn Mall		09/10/09	7.99%	46,772	22,983

Subtotal 2009				173,062	83,407	7.51%
Mall at Chestnut Hill		02/01/10	8.45%	14,843	7,009
Mall of Georgia		07/01/10	7.09%	200,000	100,000
Florida Mall, The		12/10/10	7.55%	265,480	132,740

Subtotal 2010				480,323	239,749	7.38%
Atrium at Chestnut Hill		03/11/11	6.89%	48,333	23,750
Cape Cod Mall		03/11/11	6.80%	98,302	48,303
Highland Mall		07/10/11	6.83%	70,107	35,054
European Retail Enterprises—Fixed Components		08/27/11	6.52%	62,906	20,300
Fashion Centre Pentagon Retail		09/11/11	6.63%	164,895	70,080

Subtotal 2011				444,543	197,487	6.73%
Dadeland Mall		02/11/12	6.75%	198,346	99,173
Square One		03/11/12	6.73%	94,335	46,354
Crystal Mall		09/11/12	5.62%	105,659	78,789

Subtotal 2012				398,340	224,316	6.35%

Total Joint Venture Fixed Rate Mortgage Debt				4,075,329	1,810,442	7.29%

Variable Rate Mortgage Debt:
CMBS Loan—1 Floating (encumbers 13 Properties)	(6)	05/15/03	1.88%	184,500	92,250
Liberty Tree Mall		10/01/03	2.88%	45,221	22,220

Subtotal 2003				229,721	114,470	2.07%
Circle Centre Mall—1	(1)	01/31/04	1.82%	60,000	8,802
Circle Centre Mall—2	(1)	01/31/04	2.88%	7,500	1,100

Fashion Centre Pentagon Office	(1)	09/10/04	2.88%	33,000	14,025
Shops at Sunset Place, The	(1)	10/15/04	4.38%	96,754	36,283

Subtotal 2004				197,254	60,210	3.63%
Mall of America	(1)	03/10/05	1.91%	312,000	85,800
Emerald Square Mall—1	(1)	04/01/05	2.68%	129,400	63,584
Emerald Square Mall—2	(1)	04/01/05	4.43%	15,600	7,665
Northfield Square	(1)	04/30/05	3.88%	37,000	11,692
Seminole Towne Center	(1)	07/01/05	3.88%	70,131	31,559

Subtotal 2005				564,131	200,300	2.68%
CMBS Loan—2 Floating (encumbers 13 Properties)	(6)	05/15/06	1.75%	81,400	40,700
Montreal Forum	(1)	08/08/06	4.78%	35,526	12,656

Subtotal 2006				116,926	53,356	2.47%
Houston Galleria—2	(1)	06/25/07	3.13%	51,351	16,168

Subtotal 2007				51,351	16,168	3.13%
European Retail Enterprises—Variable Components		03/11/10	4.83%	63,350	20,442

Subtotal 2010				63,350	20,442	4.83%

Total Joint Venture Variable Rate Mortgage Debt				1,222,733	464,946	2.74%

Net Premium on JV Fixed-Rate Indebtedness				8,403	4,221

Total Joint Venture Debt				5,306,465	2,279,609	6.36%

The Company's Share of Total Indebtedness					11,675,100	6.38%

Footnotes:

(1)
Includes applicable extensions available at Simon Group's option.
(2)
This Pool is secured by cross-collateralized and cross-defaulted mortgages encumbering these three Properties.
(3)
This Pool is secured by cross-collateralized and cross-defaulted mortgages encumbering these three Properties.
(4)
Through an interest rate protection agreement, effectively fixed at an all-in rate of 6.19%.
(5)
These notes are secured by cross-collateralized and cross-defaulted mortgages encumbering seven of the Properties (West Ridge Mall, Bay Park Mall, Boardman Plaza, Cheltenham Square, DeSoto Square, Upper Valley Mall and Washington Square).
(6)
These Commercial Mortgage Notes are secured by cross-collateralized mortgages encumbering thirteen of the Properties (Eastland Mall, Southern Hills Mall, Lindale Mall, Southridge Mall, Granite Run Mall, Lake Square Mall, Northpark Mall, Southpark Mall, Valley Mall, Mesa Mall, Empire Mall, Empire East Mall and Rushmore Mall). A weighted average rate is used.
(7)
These three Properties are secured by cross-collateralized and cross-defaulted mortgages.
(8)
These four Properties are secured by cross-collateralized and cross-defaulted mortgages.
(9)
These four Properties are secured by cross-collateralized and cross-defaulted mortgages.
(10)
These eleven Properties are secured by cross-collateralized and cross-defaulted mortgages.
(11)
These three Properties are secured by cross-collateralized and cross-defaulted mortgages.

SIMON PROPERTY GROUP
Unencumbered Assets
As of December 31, 2002

Property Name	City	State
Regional Malls:
University Mall	Little Rock	AR
Southgate Mall	Yuma	AZ
Brea Mall	Brea	CA
Laguna Hills Mall	Laguna Hills	CA
Santa Rosa Plaza	Santa Rosa	CA
Westminster Mall	Westminster	CA
Aurora Mall	Aurora	CO
Boynton Beach Mall	Boynton Beach	FL
Cordova Mall	Pensacola	FL
Edison Mall	Fort Meyers	FL
Orange Park Mall	Orange Park	FL
Town Center at Boca Raton	Boca Raton	FL
Tyrone Square	St. Petersburg	FL
University Mall	Pensacola	FL
Lenox Square	Atlanta	GA
Phipps Plaza	Atlanta	GA
Alton Square	Alton	IL
Lincolnwood Town Center	Lincolnwood	IL
Northwoods Shopping Center	Peoria	IL
Orland Square	Orland Park	IL
River Oaks Center	Calumet City	IL
Castleton Square Mall	Indianapolis	IN
Lafayette Square	Indianapolis	IN
Mounds Mall	Anderson	IN
Muncie Mall	Muncie	IN
Richmond Square	Richmond	IN
Hutchinson Mall	Hutchinson	KS
Prien Lake Mall	Lake Charles	LA
South Park Mall	Shreveport	LA
Burlington Mall	Burlington	MA
South Shore Plaza	Braintree (Boston)	MA
Forest Village Park Mall	Forestville (Washington, D.C.)	MD
St. Charles Towne Center	Waldorf	MD
Maplewood Mall	Minneapolis	MN
Miller Hill Mall	Duluth	MN
Independence Center	Independence	MO
SouthPark Mall	Charlotte	NC

Pheasant Lane	Nashua	NH
Bergen Mall	Paramus (NYC)	NJ
Livingston Mall	Livingston (NYC)	NJ
Menlo Park Mall	Edison (NYC)	NJ
Ocean County Mall	Toms River	NJ
Rockaway Townsquare	Rockaway (NYC)	NJ
Cottonwood Mall	Albuquerque	NM
Chautauqua Mall	Lakewood	NY
Eastern Hills Mall	Williamsville	NY
Nanuet Mall	Nanuet (NYC)	NY
Roosevelt Field	Garden City (NYC)	NY
Walt Whitman Mall	Huntington Station	NY
Great Lakes Mall	Mentor	OH
Lima Mall	Lima	OH
Southern Park Mall	Boardman	OH
Summit Mall	Akron	OH
Woodville Mall	Northwood	OH
Eastland Mall	Tulsa	OK
Heritage Park Mall	Midwest City	OK
Ross Park Mall	Pittsburgh	PA
South Hills Village	Pittsburgh	PA
Haywood Mall	Greenville	SC
Oak Court Mall	Memphis	TN
Barton Creek Square	Austin	TX
Broadway Square	Tyler	TX
Irving Mall	Irving	TX
La Plaza Mall	McAllen	TX
Richardson Square Mall	Richardson	TX
Rolling Oaks Mall	San Antonio	TX
Charlottesville Fashion Square	Charlottesville	VA
Virginia Center Commons	Glen Allen	VA
Columbia Center	Kennewick	WA
Northgate Mall	Seattle	WA
Memorial Mall	Sheboygan	WI
Community Centers:
Bridgeview Court	Bridgeview	IL
Countryside Plaza	Countryside	IL
Fox River Plaza	Elgin	IL
Lake Plaza	Waukegan	IL
North Ridge Plaza	Joliet	IL
North Riverside Park Plaza	North Riverside	IL
Brightwood Plaza	Indianapolis	IN

Greenwood Plus	Greenwood	IN
Griffith Park Plaza	Griffith	IN
Markland Plaza	Kokomo	IN
Mounds Mall Cinema	Anderson	IN
New Castle Plaza	New Castle	IN
Northwood Plaza	Fort Wayne	IN
Teal Plaza	Lafayette	IN
Tippecanoe Plaza	Lafayette	IN
University Center	Mishawaka	IN
Wabash Village	West Lafayette	IN
Washington Plaza	Indianapolis	IN
Park Plaza	Hopkinsville	KY
Rockaway Convenience Center	Rockaway (NYC)	NJ
Great Lakes Plaza	Mentor	OH
Lima Center	Lima	OH
Northland Plaza	Columbus	OH
Eastland Plaza	Tulsa	OK
Charles Towne Square	Charleston	SC
Knoxville Commons	Knoxville	TN
Celina Plaza	El Paso	TX
Ingram Plaza	San Antonio	TX
Mainland Crossing	Texas City	TX
Martinsville Plaza	Martinsville	VA
Memorial Plaza	Sheboygan	WI
Mixed-Used:
New Orleans Centre	New Orleans	LA
Office:
O'Hare International Center	Rosemont	IL

SIMON PROPERTY GROUP
Preferred Stock/Units Outstanding
As of December 31, 2002
($ in 000's)

Issuer	Description	Number of Shares/Units	Per Share Liquidation Preference	Aggregate Liquidation Preference	Ticker Symbol
Preferred Shares:
Convertible
Simon Property Group, Inc.	Series B Preferred 6.5% Convertible(1)	4,830,057	$100	$483,006	SPGPrB
Perpetual
Simon Property Group, Inc.	Series E Preferred 8% Cumulative Redeemable(2)	1,000,000	$25	$25,000	N/A
Simon Property Group, Inc.	Series F Preferred 8 3/4% Perpetual(3)	8,000,000	$25	$200,000	SPGPrF
Simon Property Group, Inc.	Series G Preferred 7.89% Perpetual(4)	3,000,000	$50	$150,000	SPGPrG
Preferred Units:
Simon Property Group, L.P.	Series C 7% Cumulative Convertible Preferred(5)	2,600,895	$28	$72,825	N/A
Simon Property Group, L.P.	Series D 8% Cumulative Redeemable Preferred(6)	2,600,895	$30	$78,027	N/A

(1)
Each share is convertible into a number of shares of common stock of the Company obtained by dividing $100 by $38.669 (the conversion price), which is subject to adjustment as outlined below. The Company may redeem the stock on or after September 24, 2003 at a price beginning at 105% of the liquidation preference plus accrued dividends and declining to 100% of the liquidation preference plus accrued dividends any time on or after September 24, 2008. The shares are traded on the New York Stock Exchange. The closing price on December 31, 2002, was $93.00 per share. (The conversion price of the Series B Convertible Preferred Stock is subject to adjustment by the Company in connection with certain events.)

(2)
The shares are not redeemable prior to August 27, 2004.

(3)
The shares are redeemable on or after September 29, 2006. The shares are not convertible into any other securities of the Company. The shares are traded on the New York Stock Exchange. The closing price on December 31, 2002, was $26.77 per share.

(4)
The Cumulative Step-Up Premium Rate Preferred Stock was issued at 7.89%. The shares are redeemable after September 30, 2007. Beginning October 1, 2012, the rate increases to 9.89%. The shares are not convertible into any other securities of the Company. The shares are traded on the New York Stock Exchange. The closing price on December 31, 2002 was $50.40 per share.

(5)
Each unit/share is convertible into 0.75676 shares of common stock on or after August 27, 2004 if certain conditions are met. Each unit/share is not redeemable prior to August 27, 2009.

(6)
Each unit/share is not redeemable prior to August 27, 2009.

QuickLinks

  Exhibit 99.1
SIMON PROPERTY GROUP Changes in Common Shares and Unit Ownership For the Period from December 31, 2001 through December 31, 2002
Simon Property Group, Inc. Unaudited Pro-Rata Balance Sheet As of December 31, 2002
Simon Property Group, Inc. Unaudited Pro-Rata Statement of Operations For three months ended December 31, 2002
Simon Property Group, Inc. Unaudited Pro-Rata Statement of Operations For twelve months ended December 31, 2002
SIMON PROPERTY GROUP Analysis of Other Income and Other Expense As of December 31, 2002 (In thousands)
U.S. Geographic Diversification of Regional Mall Portfolio(1)
Asset Mix of Portfolio
SIMON PROPERTY GROUP Rent Information As of December 31, 2002
SIMON PROPERTY GROUP Lease Expirations(1) As of December 31, 2002
SIMON PROPERTY GROUP Lease Expirations(1) As of December 31, 2002
SIMON PROPERTY GROUP 2002 and 2003 Regional Mall Anchor/Big Box Openings
SIMON PROPERTY GROUP 2002 and 2003 Regional Mall Anchor/Big Box Openings
SIMON PROPERTY GROUP Property Listing (sorted by state) As of December 31, 2002
SIMON PROPERTY GROUP Capital Expenditures For the Twelve Months Ended December 31, 2002 (In millions)
SIMON PROPERTY GROUP Development Activity* Project Overview, Construction-in-Progress and Land Held for Development As of December 31, 2002
SIMON PROPERTY GROUP Development Activity* Project Overview, Construction-in-Progress and Land Held for Development As of December 31, 2002
SIMON PROPERTY GROUP The Company's Share of Total Debt Amortization and Maturities by Year As of December 31, 2002 (In thousands)
SIMON PROPERTY GROUP Summary of Indebtedness As of December 31, 2002 (In thousands)
SIMON PROPERTY GROUP Summary of Indebtedness By Maturity As of December 31, 2002 (In thousands)